John Hancock Funds II (the Trust)

Short Duration Credit Opportunities Fund

Supplement dated June 24, 2021 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

At its meeting held on June 21-24, 2021, the Board of Trustees (the “Board”) of the Trust, of which Short Duration Credit Opportunities Fund (“Short Duration Credit Opportunities”) is a series, voted to recommend that the shareholders of Short Duration Credit Opportunities approve a reorganization, that is expected to be tax-free, of Short Duration Credit Opportunities into Opportunistic Fixed Income Fund (“Opportunistic Fixed Income” (together with the Short Duration Credit Opportunities, the “Funds”), also a series of the Trust, as described below (the “Reorganization”). Shareholders of record as of August 23, 2021, will be entitled to vote on the Reorganization.

Under the terms of the Reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about October 27, 2021, Short Duration Credit Opportunities would transfer all of its assets to Opportunistic Fixed Income in exchange for corresponding shares of Opportunistic Fixed Income. Opportunistic Fixed Income would assume substantially all of Short Duration Credit Opportunities’ liabilities. The corresponding shares of Opportunistic Fixed Income would then be distributed to Short Duration Credit Opportunities’ shareholders, and Short Duration Credit Opportunities would be terminated. If approved by Short Duration Credit Opportunities’ shareholders, the Reorganization is expected to occur as of the close of business on or about December 8, 2021 (the “Closing Date”). Further information regarding the proposed Reorganization will be contained in a proxy statement and prospectus, which is expected to be available on or about September 15, 2021.

Short Duration Credit Opportunities will remain open to purchases and redemptions from existing shareholders until the Closing Date. Short Duration Credit Opportunities will not accept orders from new investors to purchase shares of Short Duration Credit Opportunities, effective as of the close of business on July 26, 2021. However, discretionary fee-based advisory programs and/or certain retirement accounts that include Short Duration Credit Opportunities as an investment option as of the close of business on July 26, 2021, may continue to make Short Duration Credit Opportunities shares available to new and existing accounts.

Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of Short Duration Credit Opportunities.

To satisfy an Internal Revenue Service requirement, Short Duration Credit Opportunities hereby designates the maximum amount of the net long term gains earned, if any, as a capital gain dividend, with respect to Short Duration Credit Opportunities’ final taxable year. Please refer to Form 1099-DIV for tax reporting purposes.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding Short Duration Credit Opportunities or Opportunistic Fixed Income, or to receive a free copy of the proxy statement/prospectus relating to the proposed merger, once it is available, please call the Funds’ toll-free telephone number: 800-225-5291 (Class A and Class C), 888-972-8696 (Class I and Class R6), and 800-344-1029 (Class NAV). The proxy statement/prospectus contains important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the Reorganization. The proxy statement/prospectus also will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest in any shares in connection with the Reorganization or when considering whether to vote for the Reorganization.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.

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